UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) September 15,
                           2005 (September 21, 2005)

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       333-97687              11-3621755
          --------                       ---------              ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2005, E-Top-Pics, Inc., a Massachusetts corporation and wholly owned subsidiary of the Company ("ETP") entered into an Accounts Receivable Purchase Agreement (the "Agreement") with Commercial Capital Lending, LLC ("CCL") whereby ETP will tender to CCL for purchase pursuant to the Agreement certain of its Accounts (as defined under the Uniform Commercial Code) by delivering to CCL copies of certain invoices intending the Accounts generated by ETP. Upon examination of such Accounts, CCL will have the option to purchase all of ETP's rights, title and interest in the same. The Agreement has a term of one year, but will continue automatically thereafter unless terminated by either party. The Agreement is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Under a Secured Guaranty agreement (the "Guaranty") entered into between the Company and CCL, the Company agreed to guaranty all obligations of ETP under the Agreement. The Guaranty is collateralized by any UCC-1 filed against the Company naming CCL as the secured party. As of the date of this Current Report, no obligation has been incurred. The Guaranty is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

          (c)

          10.1  Form of Accounts Receivable Purchase Agreement

          10.2  Form of Secured Guaranty

          99.1  Press release issued by SearchHelp, Inc. on September 16, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 21, 2005

                                      SEARCHHELP, INC.

                                      By:  /s/ William Bozsnyak
                                         --------------------------------
                                      Name:    William Bozsnyak
                                      Title:   Chief Executive Officer


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